UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 8.01	Other Events.

Under Section 6 of Article III of the Amended and Restated By-Laws of Whiting Petroleum Corporation (the “Company”), no person who is 75 years or older may be eligible for re-election to the Board of Directors of the Company (the “Board”). Allan R. Larson, a current director of the Company, is over 75 years of age and has a term on the Board that expires as of the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”). Consequently, the Board will not nominate Mr. Larson to stand for re-election at the Annual Meeting. On February 1, 2015, the Board adopted a resolution reducing the size of the Board from nine to eight directors effective as of the expiration of Mr. Larson’s term at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: February 2, 2015	By:	/s/ James J. Volker
James J. Volker
Chairman, President and
Chief Executive Officer